EXHIBIT 10.2

                            Agreement to Joint Filing

                       The Shell Petroleum Company Limited

The undersigned agrees that Amendment No. 1 to the Schedule 13D executed by Shell Capital Limited to which this Agreement to Joint Filing is attached as an exhibit is filed on behalf of The Shell Petroleum Company Limited pursuant to Rule 13d-1(k)(1) of the Securities Exchange Act of 1934.

Dated:  April 27, 2001


                                                  THE SHELL PETROLEUM
                                                  COMPANY LIMITED

                                                  By:/s/Jyoti Eruch Munsiff
                                                     ---------------------------
                                                     Name:   Jyoti Eruch Munsiff
                                                     Title:  Company Secretary